Resolution Of Remaining Chapter 11 Disputed Claims	12 Months Ended
Dec. 31, 2012
Resolution Of Remaining Chapter 11 Disputed Claims

NOTE 13: RESOLUTION OF REMAINING CHAPTER 11 DISPUTED CLAIMS

Various electricity suppliers filed claims in the Utility's Chapter 11 proceeding seeking payment for energy supplied to the Utility's customers through the wholesale electricity markets operated by the CAISO and the California Power Exchange (“PX”) between May 2000 and June 2001.  These claims, which the Utility disputes, are being addressed in various FERC and judicial proceedings in which the State of California, the Utility, and other electricity purchasers are seeking refunds from electricity suppliers, including governmental entities, for overcharges incurred in the CAISO and the PX wholesale electricity markets during this period. It is uncertain when all these FERC and judicial proceedings will be finally resolved.

While the FERC and judicial proceedings are pending, the Utility has pursued, and continues to pursue, settlements with electricity suppliers.  The Utility entered into a number of settlement agreements with various electricity suppliers to resolve some of these disputed claims and to resolve the Utility's refund claims against these electricity suppliers.  These settlement agreements provide that the amounts payable by the parties are, in some instances, subject to adjustment based on the outcome of the various refund offset and interest issues being considered by the FERC.  Additional settlement discussions with other electricity suppliers are ongoing.  Any net refunds, claim offsets, or other credits that the Utility receives from electricity suppliers through resolution of the remaining disputed claims, either through settlement or through the conclusion of the various FERC and judicial proceedings, are refunded to customers through rates in future periods.

On April 10, 2012, the Utility received from the PX a letter stating the mutual intent of the CAISO and the PX to offset the Utility's remaining disputed claims with its accounts receivable from the CAISO and the PX.  Accordingly, the Utility has presented the net amount of remaining disputed claims and accounts receivable on the Consolidated Balance Sheets at December 31, 2012, reflecting its intent and right to offset these amounts.  At December 31, 2011, $494 million was included within accounts receivable - other on the Consolidated Balance Sheets.

The following table presents the changes in the remaining net disputed claims liability, which includes interest:

(in millions)
Balance at December 31, 2011	$848
Interest accrued	27
Less: supplier settlements	(33)
Balance at December 31, 2012	$842

At December 31, 2012, the remaining net disputed claims liability consisted of $157 million of remaining net disputed claims (classified on the Consolidated Balance Sheets within accounts payable - disputed claims and customer refunds) and $685 million of accrued interest (classified on the Consolidated Balance Sheets within interest payable).

At December 31, 2012 and December 31, 2011, the Utility held $291 million and $320 million, respectively, in escrow, including earned interest, for payment of the remaining net disputed claims liability.  These amounts are included within restricted cash on the Consolidated Balance Sheets.

Interest accrues on the remaining net disputed claims at the FERC-ordered rate, which is higher than the rate earned by the Utility on the escrow balance.  Although the Utility has been collecting the difference between the accrued interest and the earned interest from customers in rates, these collections are not held in escrow.  If the amount of accrued interest is greater than the amount of interest ultimately determined to be owed on the remaining net disputed claims, the Utility would refund to customers any excess interest collected.  The amount of any interest that the Utility may be required to pay will depend on the final determined amount of the remaining net disputed claims and when such interest is paid.